EXHIBIT 99.1

LIVE NATION ENTERTAINMENT REPORTS THIRD QUARTER

2011 FINANCIAL RESULTS

LOS ANGELES – (November 3, 2011) – Live Nation Entertainment (NYSE:LYV) released financial results for the three and nine months ended September 30, 2011 today.

“I am delighted that we continue to deliver improved financial results and are well on track to drive strong growth in profitability for the year,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “Across our portfolio this year, we have delivered growth while also improving operating margins. This is reflected in the healthy gains in free cash flow from our operations while investing in new products including festivals, re-platforming of Ticketmaster, social media and mobile apps.”

“We believe the stabilization of consumer demand for live events will continue into 2012 and, looking ahead, we are increasingly optimistic about our opportunities,” Rapino continued. “Given the continued fan demand for concerts and a growing supply of artists hitting the road, we are optimistic about the future growth of the global concert industry. Based on this, we believe we are well positioned to generate improved returns from our business and deliver shareholder value.”

The company will host a teleconference today, November 3, 2011 at 5:00 p.m. Eastern Daylight Time, which can be accessed by dialing 888-352-6793 (U.S.) or 719-457-2703 (Int’l) ten minutes prior to the start time and reference passcode 4625414. To access the call via webcast, please visit the Investor Relations section of the company’s website at www.livenation.com/investors. Please visit the website approximately ten minutes prior to the start time to ensure a connection. Additional statistical and financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be available shortly after the call on the Live Nation website through November 10, 2011.

The financial results of operations for the first nine months of 2010 only include Ticketmaster results following the date of the merger (January 25) through September 30, 2010. (1)

FINANCIAL HIGHLIGHTS – 3rd QUARTER and NINE MONTHS

(Unaudited; $ in millions)

	Q3 2011	Q3 2010	Growth	9 months 2011	9 months 2010	Growth
Revenue
Concerts	$1,280.3	$1,380.5	(7.3%)	$2,811.8	$2,648.1	6.2%
Ticketing	287.1	261.2	9.9%	867.2	734.7	18.0%
Artist Nation	121.4	111.0	9.4%	293.9	269.2	9.2%
eCommerce	36.6	25.8	41.9%	103.4	62.8	64.6%
Sponsorship	72.7	69.5	4.6%	147.1	129.6	13.5%
Other & Eliminations	(8.1)	(12.2)	33.6%	(25.1)	(18.5)	(35.7%)

	$1,790.0	$1,835.8	(2.5%)	$4,198.3	$3,825.9	9.7%

Adjusted Operating Income (Loss)
Concerts	$83.7	$61.9	35.2%	$62.2	$43.7	42.3%
Ticketing (3)	51.8	63.9	(18.9%)	204.3	175.1	16.7%
Artist Nation	20.0	21.8	(8.3%)	35.0	32.5	7.7%
eCommerce	14.1	13.5	4.4%	40.0	24.4	63.9%
Sponsorship	54.4	53.1	2.4%	98.0	88.1	11.2%
Other & Eliminations	(0.6)	—	**	(0.5)	(0.4)	(25.0%)
Corporate	(19.8)	(23.5)	15.7%	(51.8)	(57.4)	9.8%

	$203.6	$190.7	6.8%	$387.2	$306.0	26.5%

Operating Income (Loss)
Concerts	$49.2	$30.4	61.8%	$(29.3)	$(40.4)	27.5%
Ticketing (3)	14.2	36.5	(61.1%)	97.3	78.4	24.1%
Artist Nation (2)	9.1	5.5	65.5%	(31.3)	(5.5)	**
eCommerce	11.4	11.1	2.7%	31.6	18.7	69.0%
Sponsorship	54.1	52.9	2.3%	97.3	87.5	11.2%
Other & Eliminations	(0.6)	0.6	**	(0.3)	1.3	**
Corporate	(25.6)	(29.1)	12.0%	(67.9)	(81.2)	16.4%

	$111.8	$107.9	3.6%	$97.4	$58.8	65.6%

Acquisition Expenses	$7.0	$4.8		$12.4	$36.4

	$104.8	$103.1		$85.0	$22.4

**	percentages are not meaningful
(1)	Reported results for the nine months ended September 30, 2010, include the results of the legacy Ticketmaster operations following the date of the merger through September 30. Results for the legacy Ticketmaster operations for the period January 1-January 25, 2010, or the stub period (which are not included in the reported results above), include $76.1 million in revenue, primarily in the Ticketing segment, and $5.0 million in adjusted operating income, of which $7.7 million was related to the Ticketing segment. Ticketmaster’s operating income for the stub period was $14.8 million, including a $30.1 million gain on the sale of a subsidiary prior to the merger.

(2)	The Artist Nation segment’s operating loss for the nine months ended September 30, 2011 is driven by $24.4 million of stock-related compensation expense due to the acquisition of the remaining equity of Front Line Management in February 2011.

(3)	The Ticketing segment’s adjusted operating income and operating income for the three and nine months ended September 30, 2011 is impacted by $14.6 million of litigation-related expenses.

Free cash as of September 30, 2011 was $356.6 million. Free cash flow was $152.2 million for the third quarter of 2011 as compared to $145.2 million for the same period in 2010, and $223.5 million for the nine months of 2011 compared to $153.3 million for the same period in 2010.

About Live Nation Entertainment:

Live Nation Entertainment is the world’s leading live entertainment and eCommerce company, comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Front Line Management Group and Live Nation Network. Ticketmaster.com is the global event ticketing leader and one of the world’s top five eCommerce sites, with over 26 million monthly unique visitors. Live Nation Concerts produces over 20,000 shows annually for more than 2,000 artists globally. Front Line is the world’s top artist management company, representing over 250 artists. These businesses power Live Nation Network, the leading provider of entertainment marketing solutions, enabling nearly 800 advertisers to tap into the 200 million consumers Live Nation delivers annually through its live event and digital platforms. For additional information, visit www.livenation.com/investors.

Investor Contact:	Media Contact:
Maili Bergman	Linda Bandov Pazin
(310) 867-7000	(310) 867-7000
IR@livenation.com	lindabandov@livenation.com

Live Nation Entertainment, Inc.

Key Operating Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Concerts (1)
Total Estimated Events:
North America	4,135	3,801	11,418	10,511
International	1,136	1,128	4,248	4,606

Total estimated events	5,271	4,929	15,666	15,117

Total Estimated Attendance (rounded) :
North America	12,257,000	12,820,000	25,109,000	24,664,000
International	3,304,000	3,669,000	10,449,000	11,101,000

Total estimated attendance	15,561,000	16,489,000	35,558,000	35,765,000

Ancillary net revenue per attendee:
North America amphitheaters	$17.54	$16.44	$18.08	$16.99

Ticketing (2)
Number of tickets sold (in thousands) :
Concerts	18,072	18,266	52,563	46,122
Sports	6,384	6,070	20,556	16,583
Arts and theater	5,190	4,539	14,608	12,532
Family	2,985	2,440	9,731	7,253
Other (3)	2,264	1,239	5,492	3,145

	34,895	32,554	102,950	85,635

Gross value of tickets sold (in thousands)	$2,008,522	$1,913,053	$6,112,958	$5,075,524

Sponsorship/Advertising

Online advertising revenue (in thousands)	$13,709	$9,881	$35,351	$26,708

Estimated average sponsorship dollars per sponsor (rounded)	$102,000	$98,000	$206,000	$182,000

eCommerce
Gross value of tickets sold online (in thousands)	$1,700,025	$1,524,429	$5,032,914	$4,076,512
Number of customers in database (rounded)			107,298,000	94,809,000

(1)	Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is split over the days of the festival and can be split between quarters. Events and attendance metrics are estimated each quarter.

(2)	The number and gross value of tickets sold includes primary tickets only. These metrics include tickets sold during the period regardless of event timing except for our promoted concerts in our owned and/or operated buildings and certain European territories where these tickets are recognized as the concerts occur. The tickets sold listed above for 2010 do not include 7.1 million tickets with a gross value of $405.0 million for the pre-Merger period. Tickets sold for the full nine months ended September 30, 2010, including the pre-Merger period, were as follows:

Concerts	49,132
Sports	18,242
Arts and theater	13,779
Family	8,251
Other	3,376

92,780

(3)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinema.

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(in thousands except share and per share data)
Revenue	$1,790,025	$1,835,806	$4,198,316	$3,825,902
Operating expenses:
Direct operating expenses	1,286,304	1,388,295	2,971,579	2,769,334
Selling, general and administrative expenses	282,462	244,694	822,226	729,189
Depreciation and amortization	83,341	70,249	237,749	197,190
Loss (gain) on sale of operating assets	231	(779)	866	3,155
Corporate expenses	27,385	27,660	73,011	86,666
Acquisition transaction expenses	5,493	2,581	7,864	17,992

Operating income	104,809	103,106	85,021	22,376
Interest expense	30,388	29,280	90,462	85,773
Loss on extinguishment of debt	—	—	—	21,172
Interest income	(1,023)	(709)	(2,848)	(2,143)
Equity in earnings of nonconsolidated affiliates	(2,777)	(629)	(5,549)	(2,884)
Other expense (income), net	6,461	(212)	7,207	(1,845)

Income (loss) from continuing operations before income taxes	71,760	75,376	(4,251)	(77,697)
Income tax expense (benefit)	8,739	10,338	(29,544)	10,755

Income (loss) from continuing operations	63,021	65,038	25,293	(88,452)
Loss from discontinued operations, net of tax	—	(3,213)	—	(3,893)

Net income (loss)	63,021	61,825	25,293	(92,345)
Net income attributable to noncontrolling interests	11,309	10,818	8,784	11,648

Net income (loss) attributable to Live Nation Entertainment, Inc	$51,712	$51,007	$16,509	$(103,993)

Basic net income (loss) per common share attributable to common stockholders:
Income (loss) from continuing operations attributable to Live Nation Entertainment, Inc	$0.28	$0.32	$0.09	$(0.62)
Loss from discontinued operations attributable to Live Nation Entertainment, Inc	—	(0.02)	—	(0.02)

Net income (loss) attributable to Live Nation Entertainment, Inc	$0.28	$0.30	$0.09	$(0.64)

Diluted net income (loss) per common share attributable to common stockholders:
Income (loss) from continuing operations attributable to Live Nation Entertainment, Inc	$0.27	$0.32	$0.09	$(0.62)
Loss from discontinued operations attributable to Live Nation Entertainment, Inc	—	(0.02)	—	(0.02)

Net income (loss) attributable to Live Nation Entertainment, Inc	$0.27	$0.30	$0.09	$(0.64)

Weighted average common shares outstanding:
Basic	186,127,846	170,285,159	181,115,853	162,285,785
Diluted	188,531,130	172,302,273	183,306,799	162,285,785

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

	September 30, 2011	December 31, 2010
	(unaudited)	(audited)
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$782,573	$892,758
Accounts receivable, less allowance of $12,480 as of September 30, 2011 and $10,898 as of December 31, 2010	489,236	329,947
Prepaid expenses	324,256	348,309
Other current assets	40,736	32,483

Total current assets	1,636,801	1,603,497
Property, plant and equipment
Land, buildings and improvements	853,141	850,124
Computer equipment and capitalized software	240,279	218,294
Furniture and other equipment	170,280	168,508
Construction in progress	56,094	24,528

	1,319,794	1,261,454
Less accumulated depreciation	604,038	524,390

	715,756	737,064
Intangible assets
Definite-lived intangible assets, net	896,837	997,268
Indefinite-lived intangible assets	377,508	375,214
Goodwill	1,247,752	1,226,416
Investments in nonconsolidated affiliates	51,187	30,077
Other long-term assets	242,860	226,024

Total assets	$5,168,701	$5,195,560

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$413,347	$462,301
Accounts payable	108,272	76,876
Accrued expenses	561,925	498,864
Deferred revenue	273,950	335,539
Current portion of long-term debt	56,563	54,150
Other current liabilities	24,007	46,491

Total current liabilities	1,438,064	1,474,221
Long-term debt, net	1,667,939	1,677,714
Long-term deferred income taxes	177,419	219,143
Other long-term liabilities	162,502	215,273
Commitments and contingent liabilities
Redeemable noncontrolling interests	—	107,541
Stockholders’ equity
Common stock	1,867	1,724
Additional paid-in capital	2,233,479	2,053,233
Accumulated deficit	(645,666)	(662,175)
Cost of shares held in treasury	(5,313)	(6,122)
Accumulated other comprehensive loss	(5,072)	(22,244)

Total Live Nation Entertainment, Inc. stockholders’ equity	1,579,295	1,364,416
Noncontrolling interests	143,482	137,252

Total stockholders’ equity	1,722,777	1,501,668

Total liabilities and stockholders’ equity	$5,168,701	$5,195,560

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended September 30,
	2011	2010
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$25,293	$(92,345)
Reconciling items:
Depreciation	94,184	90,239
Amortization	143,565	106,951
Deferred income tax benefit	(40,679)	(7,089)
Amortization of debt issuance costs	4,365	3,265
Amortization of debt discount/premium, net	5,342	5,109
Provision for uncollectible accounts receivable and advances	1,955	16,661
Non-cash loss on extinguishment of debt	—	8,272
Non-cash compensation expense	40,556	45,532
Unrealized changes in fair value of contingent consideration	(8,828)	2,965
Loss on sale of operating assets	866	7,048
Equity in earnings of nonconsolidated affiliates	(5,549)	(2,884)
Other, net	2,136	—
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(164,392)	(153,403)
Decrease (increase) in prepaid expenses	25,704	(110,428)
Increase in other assets	(56,645)	(27,083)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(27,682)	86,200
Increase (decrease) in deferred revenue	(67,732)	34,696

Net cash provided by (used in) operating activities	(27,541)	13,706

CASH FLOWS FROM INVESTING ACTIVITIES
Collections and advances of notes receivable	(1,091)	485
Distributions from nonconsolidated affiliates	8,804	6,019
Investments made in nonconsolidated affiliates	(6,437)	(775)
Purchases of property, plant and equipment	(69,573)	(49,165)
Proceeds from disposal of operating assets, net of cash divested	7,361	22,119
Cash paid for acquisitions, net of cash acquired	(25,499)	560,732
Purchases of intangible assets	(118)	(1,371)
Other, net	(842)	(246)

Net cash provided by (used in) investing activities	(87,395)	537,798

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	(596)	1,318,132
Payments on long-term debt	(22,699)	(1,191,712)
Redemption of preferred stock	—	(40,000)
Contributions from noncontrolling interests	—	14
Distributions to and purchases/sales of noncontrolling interests	(61,808)	(10,538)
Proceeds from exercise of stock options	3,210	4,526
Proceeds from sale of common stock	76,492	—
Equity issuance costs	—	(357)
Payments for purchases of common stock	—	(1,567)
Payments for deferred and contingent consideration	(13,807)	(11,109)

Net cash provided by (used in) financing activities	(19,208)	67,389
Effect of exchange rate changes on cash and cash equivalents	23,959	(232)

Net increase (decrease) in cash and cash equivalents	(110,185)	618,661
Cash and cash equivalents at beginning of period	892,758	236,955

Cash and cash equivalents at end of period	$782,573	$855,616

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the company’s potential profitability growth over the full year; stabilization of consumer/fan demand for live events; the company’s future opportunities; growth in availability of artists touring in the long-term; future growth in the global concert industry; and the company’s ability to generate improved returns from the business in the future and to drive shareholder value. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, the risk that consumer demand weakens and the potential impact of the economic slowdown in general and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and acquisition-related severance), depreciation and amortization (including goodwill impairments), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance ticketing, venue and other revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on sale of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three months ended September 30, 2011
Concerts	$83.7	$1.4	$—	$33.1	$0.8	$48.4
Ticketing	51.8	1.4	—	36.2	0.2	14.0
Artist Nation	20.0	0.2	—	10.7	0.3	8.8
eCommerce	14.1	—	—	2.7	—	11.4
Sponsorship	54.4	0.2	—	0.1	—	54.1
Other & Eliminations	(0.6)	—	0.2	(0.2)	—	(0.6)
Corporate	(19.8)	5.1	—	0.7	5.7	(31.3)

Total Live Nation	$203.6	$8.3	$0.2	$83.3	$7.0	$104.8

	Three months ended September 30, 2010
Concerts	$61.9	$2.6	$(0.8)	$29.7	$(2.9)	$33.3
Ticketing	63.9	1.5	—	25.9	0.9	35.6
Artist Nation	21.8	4.0	—	12.3	1.3	4.2
eCommerce	13.5	0.2	—	2.2	0.1	11.0
Sponsorship	53.1	0.1	—	0.1	—	52.9
Other & Eliminations	—	—	—	(0.6)	—	0.6
Corporate	(23.5)	5.0	—	0.6	5.4	(34.5)

Total Live Nation	$190.7	$13.4	$(0.8)	$70.2	$4.8	$103.1

	Nine months ended September 30, 2011
Concerts	$62.2	$4.3	$(0.7)	$87.9	$(5.0)	$(24.3)
Ticketing	204.3	3.9	(0.1)	103.2	1.0	96.3
Artist Nation	35.0	27.8	1.3	37.2	(1.9)	(29.4)
eCommerce	40.0	0.2	—	8.2	—	31.6
Sponsorship	98.0	0.5	—	0.2	—	97.3
Other & Eliminations	(0.5)	—	0.4	(0.6)	—	(0.3)
Corporate	(51.8)	14.5	—	1.6	18.3	(86.2)

Total Live Nation	$387.2	$51.2	$0.9	$237.7	$12.4	$85.0

	Nine months ended September 30, 2010
Concerts	$43.7	$6.2	$(2.0)	$79.9	$(2.3)	$(38.1)
Ticketing	175.1	10.7	5.2	80.8	7.4	71.0
Artist Nation	32.5	7.2	—	30.8	7.1	(12.6)
eCommerce	24.4	0.4	—	5.3	0.8	17.9
Sponsorship	88.1	0.4	—	0.2	0.1	87.4
Other & Eliminations	(0.4)	—	—	(1.7)	—	1.3
Corporate	(57.4)	21.9	—	1.9	23.3	(104.5)

Total Live Nation	$306.0	$46.8	$3.2	$197.2	$36.4	$22.4

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

in ($ in millions)	Q3 2011	Q3 2010
Adjusted operating income	$203.6	$190.7
Less: Cash interest expense—net	(26.1)	(25.6)
Cash taxes	(11.1)	(14.4)
Maintenance capital expenditures	(12.7)	(7.4)
Distributions to noncontrolling interests	(2.3)	(2.3)
Distributions from investments in nonconsolidated affiliates	0.8	4.2

Free cash flow	$152.2	$145.2
Revenue generating capital expenditures	(11.8)	(11.4)

Net	$140.4	$133.8

in ($ in millions)	9 months 2011	9 months 2010
Adjusted operating income	$387.2	$306.0
Less: Cash interest expense—net	(77.9)	(75.2)
Cash taxes	(34.3)	(42.2)
Maintenance capital expenditures	(41.6)	(30.0)
Distributions to noncontrolling interests	(12.3)	(10.5)
Distributions from investments in nonconsolidated affiliates	2.4	5.2

Free cash flow	$223.5	$153.3
Revenue generating capital expenditures	(27.6)	(18.6)

Net	$195.9	$134.7

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	September 30, 2011
Cash and cash equivalents	$782.6
Client cash	(333.9)
Deferred revenue—event related	(212.6)
Accrued artist fees	(11.2)
Collections on behalf of others	(35.6)
Prepaids related to artist settlements/events	167.3

Free cash	$356.6